                                                ESCROW INSTRUCTIONS
TRANSNATION TITLE INSURANCE COMPANY                                                    Escrow Number  96250331-
Phoenix NTS                                                                           Escrow Officer  Pam Hannappel
Phoenix, Arizona  85018                                                                        Phone  956-5568
Phoenix, Arizona                            August 16, 1996

THOMAS J. PAUL, INC., A PHILADELPHIA CORPORATION HEREIN CALLED SELLER whose address is 1061 Rydal
Rd., Rydal, PA  19046  Home Phone: FAX 215-576-5713  Business Phone: 215-886-3220

AND S C & T INTERNATIONAL, INC., HEREIN CALLED BUYER whose address is 3837 E. LaSalle St.,
Phoenix, AZ  85040

hereby employ Transnation Title Insurance Company to act as Escrow Agent in connection with a sale by Seller to Buyer upon the following terms and conditions which shall be complied with by said parties on or before *See
Attached*, 19__, except as otherwise specified herein. The property herewith referred to is situated in Maricopa County, Arizona, and is described as follows, to-wit: Lot 4, SCOTTSDALE AIRPARK


                                                          ALL ITEMS CHECKED THUS (x) ARE THE
SALES PRICE TO BE PAID BY BUYER     $   355,000.00        OBLIGATIONS WHICH EACH PARTY WILL PAY               BUYER   SELLER
Which is represented by:                                  TAXES 1995 & prior                                             x
ERNEST MONEY TO BE DEPOSITED IN                           1996 & future                                         x
ESCROW To be deposited in           $    50,000.00        Prorate to COE
accordance with attached*                                 based on 1995 tax statement
CASH PAYMENT TO BE DEPOSITED IN                           IMPROVEMENT LIEN ASSESSMENTS
ESCROW O/B COE Cashiers' Ck Req     $                     if any, to be paid in full                                     x
or wire transfer                    $   305,000.00        future and/or proposed                                x
ENCUMBRANCE OF RECORD beginning                           Prorate to NONE
with payment due None with                                IRRIGATION PROJECT ASSESSMENTS
approximate Unpaid balance of       $         0.00        all due and delinquent, if any                                 x
In full by seller                                         all future and/or proposed                            x
                                                          Transfer fee All by Seller                                     x
ENCUMBRANCE OF RECORD beginning                           Prorate to COE
with payment due None with                                HOMEOWNERS ASSESSMENTS
approximate unpaid balance of       $         0.00        none through this escrow
In full by Seller
                                                          Transfer fee NONE
                                                          Prorate to   NONE
Any  variation  in amount of  Encumbrance(s)              FIRE  INSURANCE  POLICY                              x
shall be reflected in Net Applicable                      New Policy Furnished by Buyer

Any reserve funds held under  said  Encum-                Prorate  to NONE
brance(s) shall be Not Applicable                         MIP INSURANCE Prorate to NONE
                                                          INTEREST Prorate to NONE
BALANCE OF                              $    0.00         RENTS Prorate to  NONE
Evidenced By                                              RECORDING FEES:
Disclosure: This disclosure is given pursuant to A.R.S.   Deed
Section 6-841.03 to inform the buyer(s) and seller(s)     Encumbrance                                         x
of a residential dwelling that monies deposited into      Release of Encumbrance                              x
escrow are not insured by the State of Arizona or the     Affidavit of Value                                             x
United States Government against loss due to fraud or
theft.
As follows:                                               STATEMENT FEES/                                                x
         *All terms and conditions are                    TRANSFER FEES                                                  x
  accordance with the Attached COUNTEROFFER.              HOME WARRANTY PLAN                                             x
                                                          TERMITE INSPECTION & TREATMENT
                                                          AGENT'S COMMISSION  5% of SALES PRICE                          x
                                                          TO:  50% to Lee & Associates Az
                                                          (Robert R. Kling)
                                                          50% to Grubb & Ellis
                                                          (Mark P. Linsalata)

                                                          ESCROW CHARGES                                      1/2       1/2
                                                          TITLE POLICY INSURING
                                                          Owner  Standard*/Extended**                         **x       *x
                                                          Mortgagee or Beneficiary
                                                          ACCOUNT ACCEPTANCE FEE                              n/a       n/a
                                                          ACCOUNT SERVICE FEE                                 n/a       n/a

PROCEEDS OF CASH PAYMENT SHALL BE PAID TO THE             PERSONAL PROPERTY: If personal property is involved in
SELLER(S) HEREIN AS FOLLOWS:                              this escrow, escrow agent assumes no liability for transfer
Seller as their interests may appear                      of property nor any lien thereon or title thereto.

THE PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE MATTERS CONTAINED ON THE REVERSE SIDE OF THESE INSTRUCTIONS, INCLUDING BUT NOT LIMITED TO PARAGRAPHS 8 THRU 11 INCLUSIVE, CONCERNING THE CANCELLATION OF THIS ESCROW, AND PARAGRAPH 19 CONCERNING THE DEPOSITOR'S RIGHT TO EARN INTEREST ON DEPOSITED FUNDS, ALL SAID MATTERS ARE INCORPORATED HEREIN.

SELLER                              BUYER
THOMAS J. PAUL, INC.                S C & T INTERNATIONAL, INC.
----------------------------------  -----------------------------------------

BY: s/s  Thomas J. Paul   8/19/96   s/s  [SIGNATURE ILLEGIBLE]    8/19/96
----------------------------------  -----------------------------------------
                          Date                                    Date

SELLER AND BUYER AGREE THAT:

         1. They will deposit with Escrow Agent the necessary documents to complete the sale as established by the terms of these Instructions; they authorize Escrow Agent to deliver or record said documents at the appropriate time; all money payable shall be paid to Escrow Agent unless otherwise specified; they authorize Escrow Agent to pay from funds held for said purpose, amounts necessary to procur the documents and to pay charges and obligations necessary to consummate this transaction; they authorize Escrow Agent to complete fire insurance endorsement requests and deliver any policies on deposit with Escrow Agent; and they authorize Escrow Agent to act upon any statement furnished by a lien holder of his agent without liability to Escrow Agent.

         2. They will pay all costs, damages, attorney's fees, and expenses, which Escrow Agent may incur or sustain in connection with these instructions, except as caused by the gross negligence of Escrow Agent.

         3. When these instructions have been complied with, Escrow Agent shall deliver by recording in the appropriate public office all necessary documents, disburse all funds, and issue the title insurance policy.

         4. These Escrow Instructions and any amendments, demands and/or supplements thereto shall have no effect until signed by the Seller and Buyer and delivered to Escrow Agent.

         5. No instruction, demand, or notice shall be effective unless it is in writing and signed by the party making said instruction, demand or notice. Escrow Agent shall not be bound by, nor be obligated to act upon, any instruction, demand, or notice not in writing and signed by said party.

         6. They authorize Escrow Agent in the event of any conflicting demands made upon it concerning these instructions, or this escrow, at its election, to hold any money and documents deposited hereunder until it receives mutual instructions by all parties or until a civil action shall have been finally concluded in a Court of competent jurisdiction, determining the rights of all parties. In the alternative, Escrow Agent may at its discretion at any time, commence a civil action to interplead any conflicting demands to a Court of competent jurisdiction to determine its rights and the rights of the parties to this escrow. In accordance with paragraph two (2), the parties will pay to Escrow Agent is expenses and attorneys' fees sustained in connection with the civil action, and any appeal to determine its rights and the rights of the parties to this escrow.

         7. They grant to Escrow Agent the right to execute on behalf of the Seller and buyer herein, the Affidavit of Value, using the total consideration for the established value, unless instructed by Seller and Buyer to the contrary.

         8. Notwithstanding, the provisions contained in any Deposit Receipt and Agreement, Real Estate Contract or Real Estate Sales Agreement executed by Seller and Buyer, if Seller or Buyer elect to cancel these instructions because of the failure of the other party to comply with any of the terms hereof within the time limits provided herein, said party so electing to cancel shall deliver to Escrow Agent a written notice to the other party and Escrow Agent demanding that said other party comply with the terms hereof within thirteen days from the receipt of said notice by Escrow Agent or that these instructions shall thereupon become cancelled. If other party fails to comply, these instructions shall be cancelled and Escrow Agent shall:

                  (a) Pay to the party electing to cancel, any earnest money deposited, and pay all other money to the party who made the deposit, after deducting cancellation fees and/or work charges due Transnation Title Insurance Company, and any cancellation fees or statement fees due in connection with this escrow.

                  (b) Return all documents to the party who delivered them into escrow.

         9. If, under these instructions, a commission is to be paid to a Real Estate Broker, regardless of the provisions of paragraph eight (8a) above, then:

                  (a) The party obligated to pay the commission shall not acquiesce in any mutual cancellation without approval of the Real Estate Broker.

                  (b) Upon the cancellation of the escrow should any funds become payable to a party obligated hereunder to pay said commission, then Escrow Agent shall pay to the Real Estate Broker therefrom, a sum equal to one-half of the earnest money, but not more than the full amount of the commission.

         10. Escrow Agent shall within three days after receipt of any Notice, demand or Declaration, send it to the party to whom it is directed by enclosing a copy of said instrument in an envelope addressed to said party at the last written address which said party shall have filed with Escrow Agent. If no written address has been filed, the Notice shall be sent in care of General Delivery, at the City in which the office of Escrow Agent is located as shown on the first page of these instructions. The Notice shall be deposited in the United States Mail. The mailing of any such instrument by Escrow Agent in the manner herein provided shall constitute notice of the contents of such instrument to the party to whom the instrument is directed as to the date of such mailing and no further notice shall be required.

         11. Escrow Agent will not accept payments under a cancellation notice, unless the payments are paid by cash, or by certified check, cashier's check or money order made payable to Transnation Title Insurance Company.

         12. Should Escrow Agent be closed on day of compliance with these instructions, the requirements may be met on the next succeeding day Escrow Agent is open for business. "Close of Escrow" shall mean the day the documents are recorded.

         13. Escrow Agent shall be under no obligation to disburse any funds until advised by the bank that the check or drafdt deposited has been honored. In the event any check given byu Purchaser is subsequently dishonored, Seller agrees to refund any remittance made to Seller by Escrow agent.

         14. At anytime and in its sole discretion, Escrow Agent can resign as Escrow Agent by sending written notice to all parties to the escrow. All money and documents held by Escrow Agent will be returned to the party who delivered them into escrow.

         15. The title insurance provided for unless otherwise specified herein, shall be evidenced by the standard form of Title Insurance Policy of Transnation Title Insurance Company on file with the Insurance Director of the State of Arizona.

         16. The money deposited with Transnation Title Insurance Company in connection with this escrow will be deposited into a noninterest bearing account with a financial institution (the "funds depository") whose deposited are covered by FDIC or FSLIC insurance. The parties further acknowledge that, in calculating the amount of available insurance, the FDIC or FSLIC will consolidate money deposited under this escrow with all other funds of the undersigned, which are on deposit with the funds depository. Therefore, the parties hereby release Transnation Title Insurance Company from any liability and assume all responsibility for any loss which may result from a lack of FDIC or FSLIC insurance in excess of $100,000. It is understood that Transnation Title Insurance Company may make beneficial use of the funds deposited in this escrow for services rendered by the funds depository.

         17. There are some matters for which Transnation Title Insurance Company assumes no liability, including but not limited to, unrecorded liens; proposed improvement district liens or assessments; assessments of council of co-owners or homeowners associations; personal property taxes; transfer of personal property; utility charges; boundary lines; locations of improvements; possession of property; compliance with zoning, building ordinances or building restrictions; transfers or filings with the Arizona State Department of Water Resources; reservations and exceptions in patents unless provided for in the Title Insurance Policy and/or the Escrow Instructions.

         18. In the event of any dispute between the Escrow Agent and any party to the Escrow Instructions (said other party or parties hereinafter referred to as the "adverse party") either party may demand arbitration pursuant to the rules of the American Arbitration Association. Arbitrable matters include, but are not limited to, any controversy or claim between the Escrow Agent and adverse party arising out of or relating to the Escrow Instructions. All arbitrable matters, when the amount in dispute is $50,000.00 or less, shall be arbitrated at the option of either Escrow Agent or adverse party. All arbitrable matters, when the amount in dispute is in excess of $50,000.00, shall be arbitrated only when agreed to by both the Escrow Agent and the adverse party. Arbitration pursuant to this Agreement is made under the rules in effect at the date the demand for arbitration is made and shall be binding upon the parties to the arbitration. The award may include attorney's fees. Judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. The law of Arizona shall apply to an arbitration pursuant to this paragraph.

         19. If so instructed by Seller or Buyer, Escrow Agent will invest any deposited funds in an interest bearing account established in the name of Transnation Title as Escrow Agent. The depositing party has a right to earn interest on any escrowed funds which are deposited in the interest bearing account. A good faith estimate for interest earned on a typical investment account with a federally insured institution is as follows: deposit of $1,000.00 at 5% per annum would pay approximately $4.17 per month, or at 6% per annum would pay approximately $5.00 per month. The account may be established by contacting the Escrow Agent at the telephone number or address listed on the reverse side hereof and executing the Company's customary investment instruction.

         20. Pursuant to A.R.S. Section 44-317 Escrow Agent will charge a $25.00 service fee for the processing and administration coincidental with any unclaimed funds. This one time $25.00 charge will be earned by the Company after the Company has made a diligent effort to locate the party which includes written notice.

                                                  August 20, 1996
                                                  Escrow No. 96250331




Transnation Title Ins. Company
Phoenix NTS
4647 N. 32nd Street Suite 135
Phoenix, Arizona 85018



Contrary to the original Escrow Instructions dated August 16, 1996 the parties hereby agree to the following changes:


         Expiration of the Contingency Period: September 6th, 1996 and,
         close of Escrow:  September 23, 1996





 (SIGNATURE NOT LEGIBLE)                         By:   SIGNATURE NOT LEGIBLE)
 ----------------------------                       ----------------------------
 Thomas J. Paul, Inc.                               S C & T International, Inc.

                                        September 6, 1996
                                        Escrow No. 96250331




To:      Transnation Title Ins. Company
         Phoenix NTS
         4647 N. 32nd Street Suite 135
         Phoenix, Arizona 85018



I/We Hereby Modify and/or Supplement the Previous Instructions in the Above Numbered Escrow in the Following Particulars Only:

Upon an additional deposit in the amount of $25,000.00 expiration of the Contingency Period will be extended to September 20, 1996.

All other terms and conditions of the Escrow and Offer remain the same.

Further, it is understood this supplement is in effect until 5:00 p.m., Friday, September 6, 1996, at which point, if not accepted by the Seller, the Escrow/Offer becomes null and void and all earnest money shall become completely refundable.






  (SIGNATURE NOT LEGIBLE)                            (SIGNATURE NOT LEGIBLE)
  -----------------------                            ---------------------------
  Thomas J. Paul, Inc.                               S C & T International, Inc.